Filed Pursuant to Rule 497(a)

File No. 333-219574

Rule 482AD Offering Notification

Great Elm Capital Corp. Prices Public Offering of

Approximately $28.4 Million of 6.50% Notes Due 2022

WALTHAM, Mass, September 13, 2017 – Great Elm Capital Corp. (NASDAQ: GECC) (the “Company”) announced today the pricing of its public offering of approximately $28.4 million aggregate principal amount of its 6.50% notes due 2022 (the “Notes”), which will result in net proceeds to the Company of approximately $27.0 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company.

The Notes will mature on September 18, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after September 18, 2019. The Notes will bear interest at a rate of 6.50% per year payable quarterly on January 31, April 30, July 31 and October 31 of each year, beginning October 31, 2017. The Company has also granted the underwriters a 30-day option to purchase up to an additional approximately $4.3 million aggregate principal amount of Notes to cover over-allotments, if any.

The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about September 18, 2017. The Company intends to apply to list the Notes on the NASDAQ Stock Market under the trading symbol “GECCD,” and if the application is approved, expects trading in the Notes to begin within 30 days from the original issue date.

The Company intends to use the net proceeds from this offering and cash on hand to redeem all of its outstanding 8.25% notes due 2020 (the “Full Circle Notes”), which currently amount to approximately $33.6 million plus accrued and unpaid interest. Pending the use of the net proceeds to redeem the Full Circle Notes, the Company may invest the net proceeds of this offering in cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less, or "temporary investments", as appropriate.

Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSEMKT: LTS), and Oppenheimer & Co. Inc. are acting as book-running managers for the offering.  William Blair & Company, L.L.C. is acting as a co-manager for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus, copies of which may be obtained, when available, from:

Janney Montgomery Scott LLC

1717 Arch Street

Philadelphia, PA 19103

Attention: Taxable Fixed Income Department

or:

prospectus@janney.com

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus, dated September 12, 2017, which has been filed with the Securities and Exchange Commission, contains a description of these matters and other important information about the Company and should be read carefully before investing.

About Great Elm Capital Corp.

Great Elm Capital Corp. is an externally managed, specialty finance company focused on investing in debt instruments of middle market companies. GECC elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. GECC’s investment objective is to generate both current income and capital appreciation, while seeking to protect against risk of permanent capital loss. GECC focuses on special situations and catalyst-driven investments as it seeks to generate attractive risk-adjusted returns.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “could”, “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: conditions in the credit markets, the price of GECC common stock, performance of GECC’s portfolio and investment manager. Additional information concerning these and other factors can be found in GECC’s registration statement. GECC assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this document or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Media & Investor Contact:

Meaghan K. Mahoney

Senior Vice President

+1 (617) 375-3006

investorrelations@greatelmcap.com

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